FEDERATED LIMITED TERM FUND

(A PORTFOLIO OF FIXED INCOME SECURITIES, INC. )
CLASS A SHARES
CLASS F SHARES
SUPPLEMENT TO PROSPECTUSES DATED JANUARY 31, 1999

Robert K. Kinsey is no longer a Portfolio Manager of this Fund. Accordingly, under the section entitled "Who Manages the Fund" on page 16, please delete the third paragraph and replace it with the following information:

        "ROBERT E. CAULEY

     Robert E. Cauley has been the Fund's Portfolio Manager since March 1999. Mr. Cauley joined Federated in 1996 as a Senior Investment Analyst and an Assistant Vice President of the Fund's Adviser and has been a Portfolio Manager since 1997. Mr. Cauley has been a Vice President of the Adviser since 1999. Mr. Cauley was a member of the Asset-Backed Structuring Group at Lehman Brothers Holding, Inc. from 1994 to 1996. Mr. Cauley earned his M.S.I.A. concentrating in Finance and Economics, from Carnegie Mellon University."

Randall S. Bauer remains as Portfolio Manager of the Fund.

                                                                 April 30, 1999

Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400

Cusip 338319106
          338319304

G00662-02 (4/99)